                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




                                 JUNE 4, 1998
                               (Date of Report)




                            CNA SURETY CORPORATION
            (Exact name of Registrant as specified in its charter)




                                   1-13277
                            (Commission File No.)


          DELAWARE                                          34-4144905
(State or other jurisdiction)                  (IRS Employer Identification No.)


    CNA PLAZA, CHICAGO, ILLINOIS                               60685
(Address of principal executive offices)                    (Zip code)


                                (312) 822-5000
              (Registrant's telephone number, include area code)

ITEM 5.   OTHER EVENTS

          See Exhibit 99 to this Form 8-K

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit 99 - CNA Surety Corporation Press Release issued on June 4, 1998

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                   CNA SURETY CORPORATION
                                   (Registrant)



                                   By: /s/ John S. Heneghan
                                      ------------------------------------------
                                      John S. Heneghan
                                      Vice President and Chief Financial Officer







Dated:  June 4, 1998

                                EXHIBIT INDEX

Exhibit No.
     99.  CNA Surety Corporation Press Release issued on June 4, 1998